UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

EntreMed, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ENTREMED, INC.

Notice of Annual Meeting of Stockholders

Date:	Thursday, May 30, 2013

Time:	10:00 a.m., local time

Place:	Holiday Inn
Washingtonian Room
2 Montgomery Village Avenue
Gaithersburg, MD 20879

Purposes:	1. To elect director nominees of EntreMed, Inc.;

2. To approve an amendment to the Company’s 2011 Long-Term Incentive Plan increasing (i) the number of shares of Common Stock reserved for issuance from 1,730,000 to 4,230,000; and (ii) the maximum number of shares of Common Stock that may be awarded to any one individual under the Plan from 750,000 to 1,300,000;

3. To ratify the appointment of CohnReznick LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013; and

4. To consider and take action upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Who Can Vote:	Stockholders at the close of business on April 3, 2013.

The Board of Directors has fixed April 3, 2013 as the record date for the determination of stockholders entitled to notice of, and to vote at, the 2013 annual meeting of stockholders (the “Annual Meeting”). Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.

Details regarding the matters to be acted upon at the Annual Meeting appear in the accompanying Proxy Statement. Please give this material your careful attention.

You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

By Order of the Board of Directors,

Dr. Wei-Wu He
Executive Chairman

April 16, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 30, 2013

This Proxy Statement relating to the 2013 Annual Meeting of Stockholders and the Annual Report to Stockholders on Form 10-K for the year ended December 31, 2012 are also available for viewing, printing and downloading at www.entremed.com.

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PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To be held on Thursday, May 30, 2013

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of EntreMed, Inc., a Delaware corporation (the “Company”), the principal executive offices of which are located at 9620 Medical Center Drive, Suite 300, Rockville, Maryland 20850, for the Annual Meeting of Stockholders. The Annual Meeting will be held at Holiday Inn, Washingtonian Room, 2 Montgomery Village Avenue, Gaithersburg, MD 20879 on Thursday, May 30, 2013, at 10:00 a.m. (local time) and for any postponement, or adjournments thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any stockholder giving a proxy has the power to revoke it at any time before it is voted. Written notice of such revocation should be forwarded directly to the Secretary of the Company at the Company’s executive offices. Attendance at the Annual Meeting will not have the effect of revoking the proxy unless written notice is given or the stockholder votes by ballot at the Annual Meeting.

If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the specified directions and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy returned on which no direction is specified will be voted in favor of the actions described in this Proxy Statement, including the election of the three director nominees set forth under the caption “Election of Directors,” the approval of an amendment to the Company’s 2011 Long-Term Incentive Plan, and the ratification of the appointment of CohnReznick LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013.

The approximate date on which this Proxy Statement and the accompanying form of proxy will first be mailed or given to the Company’s stockholders is April 19, 2013. Pursuant to rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by posting our proxy materials on the Internet. This proxy statement and our 2012 Annual Report to Stockholders on Form 10-K are available at www.entremed.com.

All references in this Proxy Statement to “the Company,” “we,” “our,” and “us” mean EntreMed, Inc.   Please note that the Company qualifies as a “smaller reporting company” for the fiscal year ended December 31, 2012, under the applicable rules of the SEC. Accordingly, this Proxy Statement reflects the scaled disclosure requirements available to smaller reporting companies.

Your vote is important.

Whether or not you plan to attend the Annual Meeting, please sign and return the accompanying proxy card so that we can be assured of having a quorum present at the meeting and so that your shares may be voted in accordance with your wishes.

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Frequently Asked Questions

Q:	Why am I receiving this Proxy Statement and proxy card?

A:	You are receiving a Proxy Statement and proxy card from us because you own shares of Common Stock of the Company as of the record date. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

Cynthia W. Hu, the Company’s COO, General Counsel & Secretary and Sara B. Capitelli, the Company’s Vice President, Finance and Principal Accounting Officer were named by the Board of Directors as proxy holders. Ms. Hu and Ms. Capitelli will vote all proxies, or record an abstention or withheld vote, in accordance with the directions on the proxy. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the meeting, please complete, sign and return your proxy card in advance of the meeting just in case you are unable to attend. You can always decide to vote in person. If no contrary direction is given, the shares will be voted as recommended by the Board of Directors.

Q:	What is the record date?

A:	The record date is April 3, 2013. Only holders of record of Common Stock as of the close of business on this date will be entitled to vote at the Annual Meeting.

Q:	How many shares are outstanding?

A:	As of the record date, the Company had 27,023,038 shares of Common Stock outstanding.
Q:	What am I voting on?

A:	You are being asked to vote on the election of three directors to the term described in the Proxy Statement, approval of the amendment to the Company’s 2011 Long-Term Incentive Plan, the ratification of CohnReznick LLP as the independent registered public accounting firm of the Company, and to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment.

Q:	How does the Board of Directors recommend I vote?
A:	Please see the information included in the proxy statement relating to the proposals to be voted on. Our Board of Directors unanimously recommends that you vote:

1. “FOR” the nominees to the Board of Directors;

2. “FOR” the approval of an amendment to the Company’s 2011 Long-Term Incentive Plan; and

3. “FOR” ratification of Cohn Reznick LLP as our independent registered public accounting firm.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:	Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting in accordance with Delaware law and our Bylaws.

Q:	How do I vote?

A:	You may either vote by mail or in person at the Annual Meeting. To vote by mail, please sign your proxy card and mail it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted in accordance with your instructions. If you return a signed card but do not provide voting instructions, your shares will be voted based on the recommendations of the Board of Directors. We will pass out written ballots to anyone who wants to vote at the Annual Meeting. If you hold your shares through a brokerage account and do not have a physical shares certificate, you must request a legal proxy from your stockbroker in order to vote at the Annual Meeting.

Q:	What does it mean if I receive more than one proxy card?

A:	It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all your shares are voted.

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Q:	How many votes do you need to hold the meeting?

A:	A majority of the Company’s outstanding shares of Common Stock as of the record date must be present at the meeting, in person or in proxy, in order to hold the Annual Meeting and conduct business. This is called a quorum. Proxies received but marked as abstentions and broker non-votes, if any, will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes.

Q:	What if I abstain from voting?

A:

Because abstentions represent shares entitled to vote, the effect of an abstention will be the same as a vote against a proposal. However, abstentions will have no effect on the election of the director nominee. Accordingly, if a quorum is present, abstentions have no effect on the outcome of the vote for the directors of the Company, but will count as a vote against the amendment to the Company’s 2011 Long-Term Incentive Plan and the ratification of the Company’s independent registered public accounting firm.

Q:	What are broker non-votes? If my shares are held in street name by my broker, will my broker vote my shares for me?

A:

Generally, broker non-votes occur when shares held by a broker, bank, or other nominee in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker, bank, or other nominee (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares with respect to that particular proposal.

A broker is entitled to vote shares held for a beneficial owner on “routine” matters, such as the ratification of the appointment of CohnReznick LLP as our independent registered public accounting firm (Proposal 3), without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on certain “non-routine” matters, such as the election of our director nominees (Proposal 1) and the approval of the amendment to the 2011 Long-Term Incentive Plan (Proposal 2).

Broker non-votes are counted for purposes of determining whether or not a quorum exists for the transaction of business, but will not be counted for purposes of determining the number of shares represented and voted with respect to an individual proposal, and therefore will have no effect on the outcome of the vote on an individual proposal. Thus, if you do not give your broker specific voting instructions, your shares may not be voted on these “non-routine” matters and will not be counted in determining the number of shares necessary for approval.

Q:	How many votes must a nominee have to be elected?

A:

In order for a director to be elected, he must receive the affirmative vote of a plurality of the shares voted. In other words, the three nominees receiving the greatest number of votes cast will be elected.

Q:	Can I change my vote after I have delivered my proxy?

A:	Yes. You may revoke your proxy at any time before its exercise. You may also revoke your proxy by voting in person at the Annual Meeting. If your shares are held in street name, you must contact your brokerage firm or bank to change your vote or obtain a proxy to vote your shares if you wish to cast your vote in person at the meeting.

Q:	How are votes counted?

A:	Voting results will be tabulated and certified by our transfer agent, American Stock Transfer & Trust Company.

Q:	Where can I find the voting results of the Annual Meeting?

A:	Preliminary voting results will be announced at the Annual Meeting. We will report final voting results in a Current Report on Form 8-K, which we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

You can obtain a copy, at no charge, of such Current Report on Form 8-K or any of our SEC reports:

• by contacting EntreMed corporate offices via phone at (240) 864-2643 or by email at investorrelations@entremed.com; or

• at www.sec.gov or by contacting the SEC’s public reference room at (202) 551-8090.

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VOTING SECURITIES

Holders of record of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock or the “Shares”) as of the close of business on April 3, 2013 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting on all matters. On the Record Date, the Company had outstanding 27,023,038 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote upon all matters to be acted upon at the Annual Meeting. A majority of the outstanding shares of Common Stock entitled to vote on any matter and represented at the Annual Meeting, in person or by proxy, shall constitute a quorum.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Assuming a quorum is present, the affirmative vote of a plurality of the Shares cast in person or represented by proxy at the Annual Meeting and entitled to vote is required to elect the director nominees. Broker non-votes will not affect the outcome of the election of the director nominees.

The affirmative vote of a majority of the Shares cast in person or represented by proxy at the Annual Meeting is necessary to approve the amendment to the Company’s 2011 Long-Term Incentive Plan and to ratify the appointment of CohnReznick LLP as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2013. An abstention from voting on any of these proposals will have the same legal effect as a vote “against” the proposal, even though the stockholder may interpret such action differently. Broker non-votes will not be counted for any purpose in determining whether these proposals have been approved and will not affect the outcome of the vote on these proposals.

The Company is not currently aware of any matters that will be brought before the Annual Meeting (other than procedural matters) that are not referred to in the enclosed Notice of Annual Meeting.

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SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL HOLDERS

The following table sets forth the beneficial ownership of the Company’s Common Stock as of April 10, 2013 for (i) each Director (including nominees), (ii) each named executive officer named in the Summary Compensation Table, (iii) all Directors (including nominees) and executive officers of the Company as a group, and (iv) each person or group known by us to beneficially own more than 5% of our outstanding stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percentage of Common Stock Outstanding

Directors:
Wei-Wu He, Ph.D	708,977	(2)(3)	2.6%
Dwight L. Bush	160,315	(2)	*
Jennie C. Hunter-Cevera, Ph.D	81,096	(2)	*
James Huang	416,666	(4)	1.5%
Tak W. Mak, Ph.D	571,969	(2)	2.1%
Y. Alexander Wu, Ph.D	-		-

Named Executive Officers:
Ken K. Ren, Ph.D, Chief Executive Officer	155,777	(2)	*
Cynthia W. Hu, JD, COO, General Counsel & Secretary	227,424	(2)(5)	*
Sara B. Capitelli, VP, Finance and Principal Accounting Officer	22,812	(2)	*
Carolyn F. Sidor, MD, Former Chief Medical Officer	-		-

All executive officers and directors as a group (10 persons)(2)	2,345,036	(2)	8.4	%(2)

More than 5% Beneficial Owners:
Celgene Corporation	2,464,987		9.1%
86 Morris Avenue
Summit, NJ 07901

Sabby Management, LLC and affiliated entities(6)
10 Mountainview Road
Suite 205
Upper Saddle River, NJ 07458	2,041,666		7.6%

IDG-Accel China and affiliated entities (7)
Unit 1509, The Center
99 Queen’s Road, Central
Hong Kong	6,321,950		22.7%

(1)	Beneficial ownership is defined in accordance with the rules of the SEC and the information does not necessarily indicate beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the person or entity has sole or shared voting power or investment power and also any shares that the person or entity can acquire within 60 days of April 10, 2013 through the exercise of any stock option or other right. For purpose of computing the percentage of outstanding shares of common stock held by each person or entity, any shares that the person or entity has the right to acquire within 60 days after April 10, 2013 are deemed to be outstanding with respect to such person or entity but are not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person or entity. Unless otherwise noted, each individual has sole voting and investment power with respect to the shares shown in the table above. The address for each person set forth above, unless otherwise noted, is c/o EntreMed, Inc., 9620 Medical Center Drive, Suite 300, Rockville, Maryland 20850.

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(2)	Includes shares issuable upon exercise of options and warrants which are exercisable within 60 days of April 10, 2013, in the following amounts: Wei-Wu He, 243,207 (including 86,957 shares underlying warrants through Emerging Technology Partners, LLC), Dwight L. Bush, 152,722; Jennie C. Hunter-Cevera, 72,451; Tak W. Mak, 206,593; Ken K. Ren, 155,777; Cynthia W. Hu, 151,457 (including 14,783 warrants owned by the reporting person’s spouse, as to which Ms. Hu disclaims beneficial ownership); Sara B. Capitelli, 22,812; and all executive officers and directors as a group, 1,005,019.

(3)	Includes 441,072 shares beneficially held by Emerging Technology Partners, LLC.

(4)	Includes 416,666 shares beneficially held by KPCB China Fund II, L.P. as to which Mr. Huang disclaims beneficial ownership except to his extent of his pecuniary interest therein.

(5)	Includes 74,982 shares beneficially held by spouse as to which Ms. Hu disclaims beneficial ownership.

(6)	Based on a Schedule 13G filed on March 6, 2013. Consists of 2,041,666 shares of common stock held by Sabby Healthcare Volatility Master Fund, Ltd, a Cayman Islands company. Sabby Management, LLC, a Delaware limited liability company, indirectly owns 2,041,666 shares of common stock because it serves as the investment manager of Sabby Healthcare Volatility Master Fund, Ltd. Hal Mintz indirectly owns 2,041,666 shares of Common Stock in his capacity as manager of Sabby Management, LLC.

(7)	Based on Amendment no. 1 to a Schedule 13D dated March 6, 2013 filed jointly on behalf of the following persons: (i) IDG-Accel Growth, (ii) IDG-Accel Investors, (iii) IDG-Accel China Growth Fund III Associates L.P., an exempted Cayman Islands limited partnership and the sole general partner of IDG-Accel Growth (“IDG-Accel Associates”), (iv) IDG-Accel China Growth Fund GP III Associates, Ltd., an exempted Cayman Islands limited company (“IDG-Accel GP,” and collectively with IDG-Accel Growth, IDG-Accel Investors and IDG-Accel Associates, “IDG-Accel”), and the sole general partner of each of IDG-Accel Investors and IDG-Accel Associates, (v) Chi Sing Ho, an individual, and director and shareholder of IDG-Accel GP, and (vi) Quan Zhou, an individual, and director and shareholder of IDG-Accel GP. The following table sets forth the beneficial ownership of shares of common stock for each of the reporting persons. The Percentage of Common Stock reported below was based on 22,503,393 shares of common stock outstanding as of November 8, 2012, as reported in the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012 of the Company, filed with the Securities and Exchange Commission on November 14, 2012.

Reporting Person	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock	Sole Power to Vote/Direct Vote	Shared Power to Vote/Direct Vote	Sole Power to Dispose/Direct Disposition	Shared Power to Dispose/Direct Disposition
IDG-Accel Growth	6,842,783	30.4%	6,389,792	452,991	6,389,792	452,991
IDG-Accel Investors	6,842,783	30.4%	452,991	6,389,792	452,991	6,389,792
IDG-Accel Associates	6,842,783	30.4%	6,389,792	452,991	6,389,792	452,991
IDG-Accel GP	6,842,783	30.4%	6,842,783	0	6,842,783	0
Chi Sing Ho	6,842,783	30.4%	0	6,842,783	0	6,842,783
Quan Zhou	6,842,783	30.4%	0	6,842,783	0	6,842,783

* Represents less than 1% of the common stock outstanding.

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PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of six members and is divided into three classes, as nearly equal in number as reasonably possible, with terms currently expiring at the Annual Meeting and the annual meetings of stockholders to be held in 2014 and 2015, respectively. At the Annual Meeting, three directors will be elected by the stockholders to serve the terms described herein. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board recommends that Tak W. Mak, Ph.D, James Huang and Y. Alexander Wu, Ph.D be elected as directors of the Company, and it is intended that the accompanying proxy will be voted FOR the election Drs. Mak and Wu and Mr. Huang as directors, unless the proxy contains contrary instructions. The Company has no reason to believe that the nominees will not be a candidate or will be unable to serve. However, in the event that the nominees should become unable or unwilling to serve as a director, the persons named in the proxy have advised that they will vote (unless authority has been withdrawn) for the election of such person as shall be designated by the Nominating and Corporate Governance Committee.

The nominees currently serve as directors of the Company and have consented to being named in this Proxy Statement and to serve if elected. Dr. Mak currently serve on our Board as a nominated director pursuant to a contractual arrangement between the Company and certain investors in connection with the Company’s 2012 financing pursuant to which certain investors are entitled to designate up to two directors to serve on our Board.

The following table sets forth the nominees to be elected at the Annual Meeting, our other current directors, the year each such nominee or director was first elected a director, the positions with the Company currently held by the nominee or director and the year the nominee’s or director’s current term will expire:

Nominee’s or Director’s Name and Year First Became a Director	Position(s) with the Company	If Elected, Year Term will Expire

Nominees for Election:

Tak W. Mak, Ph.D — 2012	Director	2016

James Huang — 2013	Director	2016

Y. Alexander Wu, Ph.D — 2013	Director	2014

Continuing Directors:	Position(s) with the Company	Year Term will Expire

Jennie C. Hunter-Cevera, Ph.D — 2001	Director	2014

Wei-Wu He, Ph.D — 2012	Executive Chairman	2015

Dwight L. Bush — 2004	Vice Chairman	2015

Vote Required

Election of a director requires the affirmative vote of a plurality of the shares of common stock present or represented and entitled to vote at the meeting. This means the nominee will be elected if he or she receives more affirmative votes than votes withheld for such director. Broker non-votes will not affect the outcome of the election.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINATED DIRECTORS AND SIGNED PROXIES THAT ARE RETURNED WILL BE SO VOTED UNLESS OTHERWISE INSTRUCTED ON THE PROXY CARD.

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MANAGEMENT

Directors and Executive Officers

The following table sets forth the director nominees to be elected at the Annual Meeting, the continuing directors and the executive officers of the Company, their ages, and the positions currently held by each such person with the Company immediately prior to the Annual Meeting, as of April 10, 2013.

Name	Age	Position

Director Nominees for Election:
Tak W. Mak, Ph.D	67	Director
James Huang(2) (6)	47	Director
Y. Alexander Wu, Ph.D(4)(5)	49	Director

Continuing Directors:
Jennie C. Hunter-Cevera, Ph.D(1)(5)(6)	65	Director
Wei-Wu He, Ph.D	48	Director, Executive Chairman
Dwight L. Bush(3)	56	Director, Vice Chairman

Executive Officers:
Ken K. Ren, Ph.D	54	Chief Executive Officer
Cynthia W. Hu, JD	43	COO, General Counsel & Secretary
Sara B. Capitelli, CPA	46	Vice President, Finance and Principal Accounting Officer

(1) Chairman of Nominating and Corporate Governance Committee

(2) Chairman of Compensation Committee

(3) Chairman of Audit Committee

(4) Member of Nominating and Corporate Governance Committee

(5) Member of Compensation Committee

(6) Member of Audit Committee

Set forth below is a brief description of the principal occupation and business experience of each nominee and continuing director, as well as the summary of our views as to the qualifications of each nominee and continuing director to serve on the Board and each board committee of which he or she is a member. Our views are informed not only by the current and prior employment and educational background of our directors, but also by the Board’s experience in working with their fellow directors. Each director has had the opportunity to assess the contributions that the directors have made to the board as well as their industry knowledge, judgment and leadership capabilities.

Nominees for Election

Tak W. Mak, Ph.D.  Dr. Mak has been a Director of the Company since February 2012.  He has been the Director of the Campbell Family Institute for Breast Cancer Research at the Princess Margaret Hospital since 2004 and a University Professor in the Department of Medical Biophysics and Department of Immunology, University of Toronto, since 1984 and Professor in the Department of Medicine, University of Toronto, since 2008.  Dr. Mak’s vast career includes serving as Vice President of Research at Amgen, Inc. and Director of the Amgen Institute in Toronto from 1993-2002, and is best known as the leading scientist of the group that first cloned the genes of the human T cell antigen receptor.  Dr. Mak is an Officer of the Order of Canada, and has been elected a Foreign Associate of the National Academy of Sciences (USA), a Foreign Associate of the American Academy of Arts and Sciences, as well as a Fellow of the Royal Society of London (UK). He was awarded the Order of Ontario and has won international recognition in the form of the Emil von Behring Prize, the King Faisal Prize for Medicine, the Gairdner Foundation International Award, the Sloan Prize of the General Motors Cancer Foundation, the Novartis Prize in Immunology and the Paul Ehrlich Prize and Ludwig Darmstaedter Prize of Germany. Dr. Mak’s past and current ground-breaking medical research and his significant experience as a leader in pharmaceutical companies and research institutes provides significant insight in helping the Board of Directors formulate corporate strategies impacting the Company’s science, research and clinical development.

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James Huang.  Mr. Huang has been a Director of the Company since April 2013.  He has been managing partner of Kleiner Perkins Caufield Byers China and general partner of KPCB China Fund II, LP since June 2011. Prior to Kleiner Perkins, from 2010 to 2011, Mr. Huang was managing partner at Vivo Ventures LLC, a venture capital firm specializing in life science investments. Mr. Huang has over 20 years of experience in the pharmaceutical and biopharmaceutical industry. During this time, he has held senior roles in business development, sales, marketing and R&D with Anesiva, Inc., Tularik Inc., GlaxoSmithKline LLC, Bristol-Meyers Squibb and ALZA Corp. Mr. Huang received an M.B.A. from the Stanford Graduate School of Business and a B.S. degree in chemical engineering from the University of California, Berkley. Mr. Huang’s deep experience and numerous contacts with a large number of life science companies, extensive industry knowledge in both U.S. and China, business development expertise, coupled with his financial background, provides significant abilities to guide the Company as a Board member as well as serving on the Audit Committee and as Chair of the Compensation Committee.

Y. Alexander Wu, Ph.D.  Dr. Wu has been a Director of the Company since April 2013.  He is CEO of Crown Bioscience, Inc., a drug discovery and pre-clinical research organization in the oncology sector with over 300 employees he co-founded in 2006. Before Crown Bioscience, from 2004 to 2006, Alex was chief business officer of Starvax International Inc., a biopharmaceutical R&D company focusing on the development of novel therapeutic drugs for the treatment of infectious disease and cancer. Prior to Starvax, from 2001 to 2004, he was the Head of Asian Operations with Burrill & Company, a life science venture capital and merchant bank. Dr. Wu also co-founded and was chief operating officer of Unimicro Technologies, a life science instrumentation company. Dr. Wu started his career with Hoffmann-La Roche, where he was manager of business development and strategic planning. Dr. Wu obtained his B.S. in biochemistry from Fudan University, China, a M.S. in Biochemistry from the University of Illinois, and a Ph.D. in molecular cell biology and MBA from the University of California, Berkeley. Dr. Wu’s experience in the biopharmaceutical industry and research in the oncology and small molecule areas, practical experience as a senior executive operating in U.S. and China, and entrepreneurial vision makes him uniquely qualified to serve as a Director, as well as a member of the Compensation Committee and the Nominating & Corporate Governance Committee.

Continuing Directors

Wei-Wu He, Ph.D.  Dr. He has been Executive Director of the Company since February 2012. Dr. He has served as the Chief Executive Officer and Chairman of OriGene Technologies, Inc. since 1995. He also is the founder and General Partner of Emerging Technology Partners, LLC, a life sciences focused venture fund established in 2000. From 1993 to 1996, Dr. He was a senior scientist at Human Genome Sciences. Prior to that he was a Research Fellow at Massachusetts General Hospital and at the Mayo Clinic.  Dr. He received his Ph.D. from Baylor College of Medicine and MBA from The Wharton School of University of Pennsylvania. We believe that as a seasoned leader in the biotechnology industry and demonstrated financing and business acumen in both the United States and China, Dr. He adds valuable insight and expertise to the Board of Directors. Dr. He’s knowledge of the drug development process provides valuable insight to the Company. His leadership skills, strategic analysis, industry knowledge and substantial experience in the biotech sector give him the qualifications and skills to serve as a Director and the Executive Chairman of the Company.

Dwight L. Bush.  Mr. Bush has been a Director of the Company since June 2004 and was appointed Vice Chairman in January 2010. Mr. Bush is currently President of D.L. Bush & Associates, a Washington, DC-based financial advisory and business consulting firm. Mr. Bush was previously President & CEO of Urban Trust Bank, Urban Trust Holdings and President of UTB Education Finance, LLC from 2006 through 2008. From 2002-2006, Mr. Bush served in capacities as a principal at Stuart Mill Capital, an Arlington-based investment firm, and as a private investor, and prior to that served in various financial and management roles in financial institutions, including Chase Manhattan Bank and Sallie Mae. Mr. Bush currently serves on the Board of Trustees of The GAVI Alliance and Xavier University of New Orleans and is an Emeritus Trustee of Cornell University. Mr. Bush has 30 years of banking, financial analysis and accounting experience. Mr. Bush’s strong financial background, including his investment advisory work, also provides financial expertise to the Board, including an understanding of financial statements, corporate finance, accounting and capital markets. The Company believes Mr. Bush’s business acumen and financial expertise give him the qualifications and skills to serve as a Director and the Chair of the Audit Committee.

Jennie C. Hunter-Cevera, PhD.  Dr. Hunter-Cevera has been a Director of the Company since June 2001. Dr. Hunter-Cevera is currently a consultant. From 2009 to 2012, she was the Executive Vice President for Discovery and Analytical Sciences, Government Affairs & Corporate Development, Public Relations and Corporate Communications at RTI International in Durham, NC. She recently chaired the NAS standing committee on translational medicine. From 1999 to July 2009, Dr. Hunter-Cevera was the President of the University of Maryland Biotechnology Institute and from November 1994 to October 1999 was the head of the Center for Environmental Biotechnology at Lawrence Berkeley National Laboratory. She was co-founder of The Biotic Network and Blue Sky Laboratories in Sonora, CA. Dr. Hunter-Cevera was elected to the American Academy of Microbiology in 1995, the recipient of the 1996 SIM Charles Porter Award, elected as a Society for Industrial Microbiology Fellow in 1997 and the 1999 Nath Lecturer at West Virginia University, and the recipient of the WVU Distinguished Alumni in 2004. She is the 2004 recipient of the ASM Porter Award for achievement in biodiversity research and was elected as an AAAS fellow in 2007. The Company believes Dr. Hunter-Cevera’s long-standing experience with the Company, together with scientific and regulatory expertise developed over her career, provides valuable insight in helping the Board of Directors formulate corporate strategies impacting the Company’s science, research and clinical development. Dr. Hunter-Cevera’s experience leading the University of Maryland Biotechnology Institute and co-founding a drug development company, as well as leading research in drug discovery at RTI, provides the Board with ethical, decisive and effective leadership as Chair of our Nominating and Corporate Governance Committee as well as serving on our Compensation Committee and our Audit Committee.

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Executive Officers

Ken K. Ren, Ph.D.  Dr. Ren joined EntreMed in April 2012 as interim Chief Executive Officer, and after successful completion of the one-year interim period, was appointed Chief Executive Officer in April 2013. Prior to joining EntreMed, from 2005-2012, Dr. Ren was the president of Accelovance (China), a subsidiary of Accelovance, Inc., which is a Maryland-based contract research organization. Prior to Accelovance, Dr. Ren was the founder of New Jersey-based AHT Inc., which merged with Novemed, a portfolio investment of a blue-chip public company in Hong Kong. He was a co-founder of the China Innovation Center for Life Science (U.S.A.) Corp., a New York-based consulting firm in partnership with the Chinese Ministry of Science and Technology which provided consulting services to health-care and pharmaceutical companies in both the U.S. and China. Over the past 15 years Dr. Ren has been involved in several U.S./China based start-up companies in pharmaceutical development or services. Dr. Ren was a research scientist at Pfizer from 1993–1995 and a Research Fellow at Rockefeller University from 1990–1993. He received his medical degree at the Shandong University School of Medicine in China in 1986 and a Ph.D. from State University of New York at Buffalo in 1990.

Cynthia W. Hu, JD.  Ms. Hu joined EntreMed in June 2006 as Vice President, General Counsel & Secretary and was appointed Chief Operating Officer in December 2008. Prior to joining EntreMed, from January 2000 to May 2006, Ms. Hu served as senior attorney for the corporate and finance practice group at Powell Goldstein LLP in Washington, DC, where she advised clients on all corporate matters, including complex public and private financings, mergers and acquisitions, SEC and regulatory compliance, and corporate governance and compliance. Before that, Ms. Hu served as counsel for ING Annuities (formerly Golden American Life Insurance Company) and an attorney with the law firms of Klehr, Harrison, Harvey & Branzburg, LLP and Littman & Krooks, LLP focusing on public corporate transactions, financings, mergers and acquisitions, and compliance with corporate and securities laws.

Sara B. Capitelli, CPA. Ms. Capitelli joined EntreMed in January 2011 as Vice President, Finance and Principal Accounting Officer. Prior to joining EntreMed, from May 2010 to January 2011, Ms. Capitelli served as Controller for the Association for Financial Professionals in Bethesda, Maryland. From 1999-2008, Ms. Capitelli served as Senior Manager with Ernst & Young LLP, where she provided audit and consulting services for small and large public and private companies. Prior to that, she served as Director, Financial Planning and Reporting of Cable & Wireless USA, a wholly-owned subsidiary of Cable & Wireless plc. Ms. Capitelli holds a CPA license in both Maryland and Virginia. Ms. Capitelli received her Bachelor of Science, Business Administration – Accounting, from Bucknell University.

All executive officers of the Company are elected by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified.

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CORPORATE GOVERNANCE

Director Independence

Our Board of Directors consists of five members and is divided into three classes, as nearly equal in number as reasonably possible.

The Board affirmatively determined that each of the directors, with the exception of Dr. Wei-Wu He, our Executive Chairman and Dr. Tak W. Mak, qualify as “independent” as defined by applicable NASDAQ and SEC rules. In making this determination, the Board concluded that none of these members has a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Neither Dr. He nor Dr. Mak serve on any independent committees.

Board Meetings and Attendance

The Board of Directors of the Company held 12 meetings during the fiscal year ended December 31, 2012 (“fiscal 2012”) and took action by written consent 4 times during fiscal 2012. Except for Dr. Mak (appointed to the Board of Directors in 2012) who attended 60% of the meetings of the Board of Directors during fiscal 2012, each director attended 75% or more of the meetings of the Board of Directors and committees of which they were members during fiscal 2012. The Company encourages, but does not require, Board members to attend the Company’s annual meeting of stockholders. Other than Dr. Mak and Mr. Randall, all of the Company’s directors attended the Annual Meeting of Stockholders in 2012.

Board Committees

The Board of Directors has three standing committees. These are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each member of these committees is independent as defined under applicable NASDAQ and SEC rules. Each of the Audit, Compensation and Nominating and Corporate Governance committees has a written charter approved by the Board. The current members of each of the committees are identified below:

Director	Audit	Compensation	Nominating and Corporate Governance

Wei-Wu He, Executive Chairman

Dwight L. Bush, Vice Chairman	X (chairman and financial expert)

Jennie Hunter-Cevera	X	X	X (chairman)

James Huang	X	X (chairman)	X

Tak W. Mak

Y. Alexander Wu		X	X

Audit Committee

The primary purpose of the Audit Committee is to oversee: (a) management’s preparation of the financial statements and management’s conduct of the Company’s accounting and financial reporting process, (b) management’s maintenance of the Company’s internal control over financial reporting, (c) the Company’s compliance with legal and regulatory requirements, and (d) the qualifications, independence and performance of the Company’s independent registered public accounting firm. The Audit Committee held 4 meetings during fiscal 2012.

The Company’s independent registered public accounting firm is ultimately accountable to the Audit Committee in its capacity as a committee of the Board. The Audit Committee has sole authority and responsibility to appoint, compensate, oversee, evaluate, and, where appropriate, replace the Company’s independent registered public accounting firm. In addition, the Audit Committee must approve any audit and permitted non-audit services to be provided by the Company’s independent registered public accounting firm.

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The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available on our website at www.entremed.com. All members of the Audit Committee meet the independence and financial literacy requirements as defined by applicable NASDAQ and SEC rules. The Board of Directors has determined that Dwight L. Bush, Chairman of the Audit Committee, is an “audit committee financial expert” as defined by the rules and regulations of the SEC.

Compensation Committee

The Compensation Committee develops and recommends to the Board of Directors the compensation and benefits of all officers (Vice Presidents and above) of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company and administers the Company’s stock option plans. The Compensation Committee also reviews, and if appropriate, approving employment agreements, severance agreements, change in control agreements and provisions, and any special or supplemental benefits for each of our executive officers. The Compensation Committee held 5 meetings during fiscal 2012 and took action by written consent one time during fiscal 2012. Committee related matters were also discussed at meetings of either the entire Board of Directors or independent executive sessions of the Board of Directors.

The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is available on our website at www.entremed.com. All members of the Compensation Committee are “independent” as defined by applicable NASDAQ rules.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee (the “Nominating Committee”) is responsible for recommending to the Board the slate of director nominees to be elected at the Company’s Annual Meetings of Stockholders, recommending to the Board persons to fill vacancies on the Board and the members of all standing Board committees and making other determinations relating to the Board and appropriate standards for its members. The Nominating Committee did not separately meet during fiscal year 2011, as all committee related matters were discussed at meetings of the entire Board of Directors.

The Board has adopted a Charter for the Nominating and Corporate Governance Committee, a copy of which is available on our website at www.entremed.com. Each member of the Nominating Committee is “independent” as defined by applicable NASDAQ rules.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors and Executive Chairman are responsible for setting our goals and, together with senior management, steer our day to day operations. This structure allows our senior management to focus on the execution of our business plans, while maintaining an important role for the independent directors in the review and oversight of these activities. Our Executive Chairman meets regularly with, and has frequent discussions involving, management regarding our financial condition, operations, clinical trial progress and strategic activities, and updates the full Board of Directors at regularly scheduled meetings of the Board of Directors. We believe that the Board of Directors, the Board committees as presently constituted, and the leadership structure of the Board of Directors enables it to fulfill its role in overseeing and monitoring the management and operations of the Company and protecting the interests of the Company and its stockholders.

The Board of Directors takes an active role in risk oversight related to the Company. The Board of Directors does not have a standing risk committee, but primarily administers its oversight role during Board and committee meetings. During regular meetings of the Board of Directors, members of the Board discuss the operating results for the current fiscal quarter and the status of our product candidates with senior management. These discussions allow the members of the Board of Directors to analyze any significant financial, operational, competitive, economic, regulatory and legal risks of our business model, as well as how effectively we implement our strategic and budgetary goals. The Board is also routinely informed of developments that affect our risk profile and those that are material to other aspects of our business. Further, significant transactions and decisions require approval by the Board, or the appropriate Board committee.

The Compensation Committee is responsible for overseeing risks related to our cash and equity-based compensation programs and practices as well as for evaluating whether our compensation plans encourage participants to take excessive risks that are reasonably likely to have a material adverse effect on the Company. We believe that our executive and employee compensation plans are appropriately structured so as not to incent excessive risk taking and are not reasonably likely to have a material adverse effect on our business.

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Director Candidates

The Nominating Committee identifies potential nominees from various sources, including personal contacts and the recommendations of current directors and executive officers. In the past, the Company has used third party consultants to assist in identifying and evaluating potential nominees and the Nominating Committee may do so in the future.

The Nominating Committee will consider nominees for director recommended by a stockholder. Stockholders who wish to recommend a director nominee for consideration by the Nominating and Corporate Governance Committee should submit a nomination in accordance with the procedures outlined in the Company’s Bylaws, if any, or other procedures adopted by the Nominating and Corporate Governance Committee. Currently, the Committee’s procedures require stockholders to provide written notice of a proposed nominee to: EntreMed, Inc., Attn: Secretary, 9620 Medical Center Drive, Suite 300, Rockville, Maryland 20850, not later than 90 days before the date on which the previous year’s proxy was mailed. Such notice must include all information relating to such proposed nominee that would be required to be disclosed in solicitations of proxies for the election of directors, including such proposed nominee’s: (i) name, age and business or home address; (ii) business experience, including principal occupation or employment; and (iii) beneficial ownership of Company securities, including class and the number of shares. The nomination should also include the name and home or business address of the stockholder making such recommendation, the number of shares beneficially owned by such person and the manner in which such shares are held (i.e. directly or in street name). Additionally, if applicable, the notice must include a description of all arrangements or understands between or among the stockholder giving the notice, the beneficial owner on whose behalf the notice is given, each nominee and any other person pursuant to which the nominations are being made by the stockholder, as well as any other information required to be included in the proxy statement with respect to the nominee if such nominee had been nominated by the Board of Directors. Any such recommendation must also be accompanied by a written consent of the proposed nominee to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Company’s directors to possess. In evaluating potential director candidates, the Committee may take into account all factors and criteria it considers appropriate, which shall include, among others:

•	Whether the director/potential director possesses personal and professional integrity, sound judgment and forthrightness;
•	The director/potential director’s educational, business or scientific experience and other directorship experience
•	Whether the director/potential director assists in achieving a mix of Board members that represents a diversity of background and experience;
•	Whether the director/potential director, by virtue of particular business, professional or technical expertise, experience or specialized skill relevant to the Company’s current or future business, will add specific value as a Board member
•	Whether the director/potential director meets the independence requirements of NASDAQ listing standards; and
•	Whether the director/potential director is free from conflicts of interest with the Company.

The Nominating Committee does not have a formal policy with respect to diversity. To carry out its obligations with respect to the proper composition and functioning of the Board, the Committee reviews the qualifications of all directors, evaluating skills and talents to assure a complementary balance of disciplines and perspectives. The Nominating Committee also seeks to further enhance the Board through diversity of experience, as well as gender and ethnic diversity. Through these and other activities, the Nominating Committee seeks to assemble a Board that can responsibly, critically and collegially work through major decisions based on each Director’s experience, talent, skills and knowledge.

There are no differences in the manner in which the Nominating Committee evaluates potential director nominees based on whether the potential nominee was recommended by a stockholder or through any other source.

Executive Sessions of Independent Directors

The independent members of the Board typically meet in executive sessions following regularly scheduled meetings of the Board of Directors. The Board continues to meet in closed sessions (without the presence of management) following each regularly scheduled meeting. The Board holds executive sessions of the independent directors without the presence of our Executive Chairman, and Dwight L. Bush, chairman of our Audit Committee, is responsible for leading these executive sessions.

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Code of Ethics

The Company has adopted a Code of Ethics, as defined in applicable SEC and NASDAQ rules, which applies to the Company’s directors, officers and employees, including the Company’s principal executive officer and principal financial and accounting officer. The Company intends to disclose any amendment to or waiver of a provision of the Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on its website available at www.entremed.com. The Code of Ethics is available on the Company’s website.

Communications with the Board

Any stockholder who wishes to send any communications to the Board or to individual directors should deliver such communications to the Company’s executive offices, 9620 Medical Center Drive, Suite 300, Rockville, Maryland 20850, Attn: Investor Relations. Any such communication should indicate whether the communication is intended to be directed to the entire Board or to a particular director(s), and must indicate the number of shares of Company stock beneficially owned by the stockholder. Our investor relations department will forward appropriate communications to the Board and/or the appropriate director(s). Inappropriate communications include correspondence that does not relate to the business or affairs of the Company or the functioning of the Board or its committees, advertisements or other commercial solicitations or communications, and communications that are frivolous, threatening, illegal or otherwise not appropriate for delivery to directors.

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DIRECTOR COMPENSATION

In setting director compensation, the Company considers the significant amount of time that Directors expended in fulfilling their duties to the Company as well as the skill-level required by the Company of members of the Board. We compensate our non-employee members of the Board through a mixture of (i) cash, and (ii) equity-based compensation.

2012 Director Compensation – Annual Cash Retainer

As part of the cash component of the Company’s 2012 Director compensation program, other than for Executive Chairman Wei-Wu He, Ph.D. and Vice Chairman Dwight L. Bush, each continuing non-employee director received an annual cash retainer payment of $20,000 on the date of the Company’s 2012 annual meeting of stockholders. Executive Chairman Dr. He elected to receive 2012 Director compensation only in the form of equity and thus did not receive any cash compensation. Vice Chairman Mr. Bush received an annual retainer fee of $55,000 in his role as Vice Chairman, chairman of the Audit Committee and as lead independent Director.

2012 Director Compensation - Annual Director Stock Option Grants

As part of the equity-based component of the Company’s 2012 Director compensation program, other than for Executive Chairman Wei-Wu He, Ph.D. and Vice Chairman Dwight L. Bush, each continuing non-employee director was awarded an annual grant of options to purchase 50,000 shares of Common Stock exercisable at the closing price of the Company’s stock on grant date March 12, 2012. In his role as Executive Chairman, and recognizing that he waived all cash compensation for 2012, Dr. He was awarded an annual grant of options to purchase 250,000 shares of Common Stock exercisable at the closing price of the Company’s stock on grant date March 1, 2012. In his role as Vice Chairman, chairman of the Audit Committee and as lead independent Director, Mr. Bush was awarded an annual grant of option to purchase 100,000 shares of Common Stock exercisable at the closing price of the Company’s stock on grant date March 12, 2012. These annual awards (the “2012 Annual Director Stock Options”) vest ratably quarterly to the end of two years.

In addition, in connection with the signing of the Company’s 2012 financing, Mr. Bush was awarded a grant of option to purchase 50,000 shares of Common Stock. These options vested immediately and are exercisable at the closing price of the Company’s stock on grant date January 23, 2012.

2012 Director Compensation - Meeting Fees Eliminated

Director meeting fees were eliminated from the Director compensation effective March 12, 2012. Prior to the elimination, non-employee Directors were paid meeting fees in the amount of $1,500 for each regular Board meeting, $1,000 for each Audit, Compensation, and Nominating & Corporate Governance Committee meeting with a duration of 30 minutes or more, and former Executive Chairman Michael M. Tarnow was paid meeting fees in the amount of $2,500.

2012 Director Compensation - Former Directors

Former Executive Chairman. Former Executive Chairman Michael M. Tarnow resigned in February 2012 and was a consultant to the Company ending on May 31, 2012. In lieu of the annual cash retainer, Mr. Tarnow was previously compensated under a 2003 Board Service Agreement pursuant to which Mr. Tarnow was previously paid $15,000 per month, or $180,000 annually for his services as Executive Chairman. The Board Service Agreement had also provided Mr. Tarnow with an option to purchase 22,727 shares of Common Stock at an exercise price of $11.33, all of which are vested. In addition, in connection with the signing of the Company’s 2012 financing, Mr. Tarnow was awarded a grant of option to purchase 50,000 shares of Common Stock. These options vested immediately and are exercisable at the closing price of the Company’s stock on grant date January 23, 2012. As of December 31, 2012, all of Mr. Tarnow’s options are vested and currently exercisable.

Former Director. Former Director Donald Brooks resigned in February 2012. In addition, in connection with his services related to operational and business strategy, Mr. Brooks was awarded a grant of option to purchase 25,000 shares of Common Stock. These options vested immediately and are exercisable at the closing price of the Company’s stock on grant date January 23, 2012. As of December 31, 2012, all of Mr. Brook’s options are vested and currently exercisable.

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2012 Director Compensation - Summary Table

The table below summarizes the compensation paid by the Company to non-employee Directors during the fiscal year ended December 31, 2012.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(2)(3)	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
	($)	($)	($)	($)	($)	($)
Wei-Wu He, Ph.D	$-	—	$382,500	—	—	$382,500
Dwight L. Bush	$57,500	—	$247,000	—	—	$304,500
Tak W. Mak, Ph.D	$20,000	—	$225,000	—	—	$245,000
Jennie C. Hunter-Cevera, Ph.D	$24,500	—	$90,000	—	—	$114,500
Mark C. M. Randall (5)	$24,500	—	$90,000	—	—	$114,500
Michael M. Tarnow (4)	$75,000	—	$67,000	—	—	$142,000
Donald S. Brooks (4)	$-	—	$33,500	—	—	$33,500

(1)	The amounts in this column represent the grant date fair value calculated in accordance with ASC 718. There were no stock awards in 2012.
(2)	The amounts in this column represent the grant date fair value of options awarded, as calculated in accordance with ASC 718. Using the Black-Scholes-Merton option-pricing method, fair value was calculated using a range between $1.34 and $1.80 per share, depending on the date of the award.
(3)	As of December 31, 2012, each of the non-employee Directors had the following aggregate number of options exercisable for shares of common stock: Wei-Wu He: 93,750; Dwight L. Bush: 140,222; Tak W. Mak: 47,329; Jennie C. Hunter-Cevera: 66,201; Mark C. M. Randall: 61,198; Michael M. Tarnow: 123,178; and Donald S. Brooks: 61,361.
(4)	Resigned on February 2, 2012.
(5)	Resigned on April 4, 2013.

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PROPOSAL 2:

APPROVAL OF AMENDMENT TO THE COMPANY’S 2011 LONG-TERM INCENTIVE PLAN

General

The Board has approved an amendment to the 2011 Long-Term Incentive Plan (the “2011 Plan”), subject to stockholder approval to increase (i) the number of shares of Common Stock reserved for issuance from 1,730,000 to 4,230,000, and (ii) the maximum number of shares of Common Stock that may be awarded to any one individual under the Plan from 750,000 to 1,300,000.

Management and the Board believe that the use of stock based compensation is important to the Company to recruit and retain qualified persons.  The use of stock options has long been a vital component of the Company’s overall compensation philosophy, which is premised on the principle that any long-term incentive compensation should be closely aligned with stockholders’ interests.  Stock options align employees’ interests directly with those of other stockholders because an increase in stock price after the date of award is necessary for employees to realize any value, thus rewarding executives and employees only upon improved stock price performance.  Our Board of Directors believes it important to our continued success that we have an adequate reserve of shares available for issuance under the 2011 Plan for use in attracting, motivating and retaining qualified employees, officers, consultants and directors. Additionally, the Board approved the amendment to increase the number of shares that may be awarded to any individual to provide greater flexibility to the Company to hire and retain talent critical to attaining long-term improved company performance and stockholder returns. Therefore, the Company considers approval of the amendments to the 2011 Plan vital to the Company’s future success.

Description of the 2011 Plan

The following summary of the material features of the 2011 Plan, as proposed to be amended, is qualified in its entirety by reference to the full text of the 2011 Plan, a copy of which is attached as Appendix A to this Proxy Statement and is also available at no charge upon request to the Company.  Unless otherwise specified, capitalized terms used herein have the meanings assigned to them in the 2011 Plan.

Eligibility

The 2011 Plan authorizes the grant of Stock Options (including incentive stock options and nonqualified stock options), Stock Appreciation Rights, restricted or unrestricted Stock Awards, Phantom Stock Units, Performance Awards, or any combination of the foregoing to all persons who are at the time of the grant of an award Employees (including persons who may become Employees), members of the Board or the board of directors of an Affiliate, or consultants of the Company or of any Affiliate, as may be selected from time to time.  Only Employees of the Company, or of any Parent or Subsidiary of the Company, are eligible to receive grants of incentive stock options.  As of April 10, 2013, 9 employees (including officers) and 6 members of the Board (including the Executive Chairman) of the Company are eligible to receive grants under the 2011 Plan. The number of consultants to the Company eligible to receive grants under the 2011 Plan is not determinable.

Administration

The 2011 Plan is administered by the Board or by a committee or committees appointed by the Board (all of which will hereinafter be referred to as the “Administrator”).  The Administrator has all the powers vested in it by the terms of the 2011 Plan, including the authority to determine eligibility, grant awards, prescribe stock option grant agreements (a “Grant Agreement”) evidencing such awards, establish programs for granting awards, determine whether a stock option shall be an incentive stock option or a nonqualified stock option, determine any exceptions to nontransferability, establish any Performance Goals applicable to Awards, determine the period during which Awards may be exercised and the period during which Awards shall be subject to restrictions, and otherwise administer the 2011 Plan. In making these determinations, the Administrator may take into account the nature of the services rendered or to be rendered by the Award recipients, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Administrator in its discretion shall deem relevant.  The Administrator may delegate to the Chief Executive Officer or an officer of the Company acting in such capacity the power to administer the 2011 Plan and to exercise the full authority of the Administrator with respect to awards granted to specified Participants or groups of Participants.

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Shares Available For The Plan

If the stockholders approve the amendment to the 2011 Plan, the maximum number of shares of Common Stock available for grants and Awards will be increased from 1,730,000 to 4,230,000.  If an award expires or terminates unexercised or is forfeited, or if any shares of Common Stock are surrendered to the Company in connection with an award, the shares of Common Stock subject to such award and the surrendered shares of Common Stock will become available for further awards under the 2011 Plan. The number of shares subject to the 2011 Plan (and the number of shares and terms of any award) shall be adjusted by the Administrator in the event of any change in the outstanding Common Stock by reason of any stock dividend, spin-off, split-up, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares and the like.

If the stockholders approve the amendment to the 2011 Plan, the maximum number of shares of Common Stock that may be granted to an individual during any calendar year period will be increased from 750,000 to 1,300,000.

Stock Options

The 2011 Plan authorizes the grant of incentive stock options and nonqualified stock options.  Incentive stock options are stock options that satisfy the requirements of Section 422 of the Internal Revenue Code (the “Code”).  Nonqualified stock options are stock options that do not satisfy the requirements of Section 422 of the Code.  Options granted under the 2011 Plan would entitle the grantee, upon exercise, to purchase a specified number of shares of Common Stock from the Company at a specified exercise price per share.  The period of time during which an option may be exercised, as well as any vesting schedule, is determined by the Administrator, except that no option may be exercised more than 10 years after the date of grant.  All options granted under the 2011 Plan must have an exercise price at least equal to Fair Market Value of stock underlying the option on the date of grant. Additionally, no incentive stock option may be granted under the 2011 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any parent corporation or subsidiary corporation, as defined in Sections 424(e) and (f) of the Code, respectively, of the Company, unless the option’s exercise price is at least 110% of the Fair Market Value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant.

Other Awards

In addition to Stock Options, the 2011 Plan authorizes the grant of Stock Appreciation Rights, Stock Awards (both restricted and unrestricted), Phantom Stock Units and Performance Awards.

Subject to the terms of a particular grant, the exercise of a Stock Appreciation Right under the 2011 Plan would entitle the grantee to receive in cash, Common Stock, or a combination thereof, as specified in the Grant Agreement, the excess of the Fair Market Value of a specified number of shares of Common Stock on the date of exercise over the base price per share specified in the Grant Agreement.  The 2011 Plan also authorizes the grant of restricted and unrestricted Stock Awards on terms and conditions, which terms and conditions may condition the vesting or payment of such Awards on the achievement of one or more Performance Goals (as described below) established by the Administrator.

In addition, the 2011 Plan authorizes the grant of Phantom Stock Units in the form of Awards denominated in stock-equivalent units on terms and conditions, which terms and conditions may condition the vesting or payment of such Awards on the achievement of one or more Performance Goals (as described below), established by the Administrator. An Award of Phantom Stock Units may be settled in cash, Common Stock, or a combination thereof, as specified in the Grant Agreement.

Finally, the 2011 Plan authorizes the grant of Performance Awards, which become payable upon attainment of one or more Performance Goals established by the Administrator.  Performance Awards may be paid in cash, Common Stock, or a combination thereof, as specified in the Grant Agreement.

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Performance Goals

In its discretion, the Administrator may condition the grant, vesting or payment of Awards on the attainment of Performance Goals. The term “Performance Goals” means performance goals established by the Administrator which may be based on earnings (including earnings before interest, taxes, depreciation and amortization), earnings per share (including without limitation on a diluted basis), sales, revenues (including without limitation labor-based revenue for services performed by employees as distinct from labor performed by subcontractors), expenses (including without limitation sales and general administrative expenses), cash flow (including without limitation free cash flow), economic value added, total shareholder return, return on assets, equity or invested capital, customer or client orders (value of new contracts awarded), days sales outstanding (as a measure of the time required to collect accounts receivable after earning revenue), employee satisfaction (as measured by employee surveys or otherwise), voluntary attrition (as a measure of employee satisfaction), regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, implementation or completion of one or more projects or transactions (including mergers, acquisitions, dispositions, and restructurings), working capital, or any other objective goals established by the Administrator, and which may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated.  Such performance goals may be particular to a Participant, or may be based on the performance of the Corporation, one or more Affiliates, or the Corporation and one or more Affiliates, and may cover such period as may be specified by the Administrator.

Transferability

Except as otherwise determined by the Administrator or provided in a Grant Agreement, Awards granted under the 2011 Plan are not transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in Code Section 414(p).  Unless otherwise determined by the Administrator, Awards may be exercised only by the grantee or by permitted transferees during the lifetime of the grantee or, in the event of legal disability, by the grantee’s guardian or legal representative.

Amendment and Termination

The Board of Directors may amend, alter or terminate the 2011 Plan, or any portion thereof, at any time. No award may be granted under the 2011 Plan after the close of business on June 9, 2021.   Subject to other applicable provisions of the Plan, all awards made under the 2011 Plan prior to the termination of the 2011 Plan will remain in effect until those Awards have been satisfied or terminated.

Summary of Certain Federal Income Tax Considerations

General

The following discussion briefly summarizes certain federal income tax aspects of Stock Options, Stock Appreciation Rights, Stock Awards, Phantom Stock Units, and Performance Awards granted under the 2011 Plan.  The rules governing the tax treatment of Awards and the receipt of shares of Common Stock and/or cash in connection with such Awards are quite technical, so the following description of tax consequences is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable state and local law may not be the same as under the federal income tax laws.

Incentive Stock Options

In general, a grantee will not recognize income on the grant or exercise of an incentive stock option. However, the difference between the exercise price and the Fair Market Value of the stock on the exercise date is an adjustment item for purposes of the alternative minimum tax.  Further, if a grantee does not exercise an incentive stock within certain specified periods after termination of employment, the grantee will recognize ordinary income on the exercise of an incentive stock option in the same manner as on the exercise of a nonqualified stock option, as described below.

Nonqualified Stock Options, Stock Appreciation Rights, Phantom Stock Units, and Performance Awards

A grantee generally is not required to recognize income on the grant of a nonqualified Stock Option, a Stock Appreciation Right, or on the award of Phantom Stock Units or a Performance Award.  Generally, ordinary income is instead, required to be recognized on the date the nonqualified Stock option or stock appreciation right is exercised, or in the case of an award of Phantom Stock Units or a Performance Award on the date of payment of such Award in cash or shares of Common Stock.  In general, the amount of ordinary income required to be recognized, (a) in the case of a nonqualified Stock Option, is an amount equal to the excess, if any, of the Fair Market Value of the shares of Common Stock on the exercise date over the exercise price, (b) in the case of a Stock Appreciation Right, the amount of cash and the Fair Market Value of any shares of Common Stock received on exercise, and (c) in the case of an Award of Phantom Stock Units or a Performance Award, the amount of cash and the Fair Market Value of any shares of Common Stock received.

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Restricted Stock Awards

Unless a grantee of shares of Common Stock of restricted stock makes an election under Section 83(b) of the Code as described below, the grantee generally is not required to recognize ordinary income on the award of restricted stock.  Instead, on the date the shares of Common Stock vest (i.e. become transferable or are no longer subject to a substantial risk of forfeiture), the grantee will be required to recognize ordinary income in an amount equal to the excess, if any, of the Fair Market Value of the shares of Common Stock on such date over the amount, if any, paid for such shares of Common Stock.  If a grantee makes a Section 83(b) election to recognize ordinary income on the date the shares of Common Stock are awarded, the amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the Fair Market Value of the shares of Common Stock on the date of award over the amount, if any, paid for such shares of Common Stock.  In such case, the grantee will not be required to recognize additional ordinary income when the shares of Common Stock vest.

Unrestricted Stock Awards

In general, a grantee is required to recognize ordinary income on the date of issuance of such unrestricted shares of Common Stock to the grantee equal to the excess, if any, of the Fair Market Value of such shares of Common Stock on such date over the amount, if any, paid for such shares of Common Stock.

Gain or Loss On Sale or Exchange of 2011 Plan Shares

In general, gain or loss from the sale or exchange of shares of Common Stock granted or awarded under the 2011 Plan will be treated as capital gain or loss, if the shares of Common Stock are held as capital assets at the time of the sale or exchange.  However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares of Common Stock acquired upon exercise of an incentive stock option (a “disqualifying disposition”), a grantee generally will be required to recognize ordinary income upon such disposition.

Deductibility By Company

The Company generally is not allowed a deduction in connection with the grant or exercise of an incentive Stock Option.  However, if a grantee is required to recognize income as a result of a disqualifying disposition, the Company generally will be entitled to a deduction equal to the amount of ordinary income so recognized.  In general, in the case of a nonqualified Stock Option (including an incentive Stock Option that is treated as a nonqualified Stock Option, as described above), a Stock Appreciation Right, a Stock Award, Phantom Stock, or a Performance Award, the Company generally will be allowed a deduction in an amount equal to the amount of ordinary income recognized by the grantee, provided that certain income tax reporting requirements are satisfied.

Parachute Payments

Where payments to certain persons that are contingent on a change in control exceed limits specified in the Code, the person generally is liable for a 20% excise tax on, and the corporation or other entity making the payment generally is not entitled to any deduction for a specified portion of such payments.  If the Administrator, in its discretion, grants Awards, the exercise date, vesting or payment of which is accelerated by a change in control of the Company, such acceleration of the exercise date, vesting or payment would be relevant in determining whether the excise tax and deduction disallowance rules would be triggered.

Performance-Based Compensation

Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly held corporation to certain executives to the extent the amount paid to the executive exceeds $1 million for the taxable year.  The 2011 Plan has been designed to allow the Administrator to make Awards under the 2011 Plan that qualify under an exception to the deduction limit of Section 162(m) for “performance-based compensation.”

Tax Rules Affecting Nonqualified Deferred Compensation Plans

Section 409A of the Code imposes tax rules that apply to “nonqualified deferred compensation plans.”  Failure to comply with, or qualify for an exemption from, the rules with respect to an Award could result in significant adverse tax results to the grantee of such Award, including immediate taxation upon vesting and an additional income tax of 20 percent of the amount of income so recognized.  The 2011 Plan is intended to allow the granting of Awards which are intended to comply with or qualify for an exemption from Section 409A of the Code.

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Vote Required

The affirmative vote of a majority of the total votes cast by the stockholders present at the meeting, in person or by proxy, and entitled to vote on this proposal is necessary for approval of the amendment to the 2011 Plan.  If you submit a proxy without direction as to a vote on this matter, the proxy will be voted “FOR” the proposal.  Abstentions will have the effect of a vote against this proposal.  Broker non-votes will not be treated as votes cast and will have no effect on the outcome of the vote on this proposal.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2011 LONG-TERM INCENTIVE PLAN.

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EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following summary compensation table includes information concerning compensation for each of our named executive officers during fiscal years ended December 31, 2012 and 2011.

							Non-
							Equity
							Incen-
							tive Plan	All Other
				Stock	Option		Compensa-	Compen-
		Salary	Bonus	Awards	Awards		tion	sation		Total
Name and Principal Position	Year	($)	($)(1)	($)(2)	($)(2)		($)	($)(3)		($)

Ken K. Ren, PhD (4)	2012	$177,083	—	—	$253,500		—	$2,188		$432,771
Chief Executive Officer

Cynthia W. Hu, JD	2012	$300,000	$75,000	—	$252,750	(6)	—	$7,500		$635,250
Chief Operating Officer,	2011	$300,000	—	—	$139,500		—	$6,438		$445,938
General Counsel & Secretary

Sara B. Capitelli, CPA	2012	$174,249	—	—	$54,950	(6)	—	$5,227		$234,426
Vice President, Finance &	2011	$159,102	$5,000	—	$47,100		—	$4,250		$215,452
Principal Accounting Officer

Carolyn F. Sidor, MD (5)	2012	$165,384	—	—	—		—	$153,923	(5)	$319,307
Former Vice President &	2011	$300,000	—	—	$139,500		—	$4,500		$444,000
Chief Medical Officer

(1)	Amounts in this column reflect discretionary bonuses paid in accordance with the terms of each named executive officer’s respective employment agreement.
(2)	The amounts in this column represent the aggregate grant date fair value of these awards as calculated in accordance with ASC 718.
(3)	The amounts in this column represent 401(k) matching contributions by the Company in fiscal 2012 and 2011.
(4)	Dr. Ren was appointed interim Chief Executive Officer on April 2, 2012. After completion of the interim one-year term, on April 4, 2013, Dr. Ren was appointed Chief Executive Officer.
(5)	Dr. Sidor resigned from the Company on May 23, 2012. This amount includes $150,000 related to severance paid in accordance with the terms of Dr. Sidor’s employment agreement.
(6)	Excludes the value of certain market condition and performance-based option awards which vest upon achievement of specific milestones.

In connection with his appointment as interim Chief Executive Officer in April 2012, Dr. Ren received an annual base salary of $250,000 and was awarded an option to purchase 150,000 shares of common stock. The stock option vested 50% after 6 months and 100% after 1 year and is exercisable at an exercise price per share of $2.16, representing the closing price of our stock price on the Nasdaq Stock Market on April 2, 2012 the first day of employment. Dr. Ren was also eligible to receive a cash bonus in the amount of $50,000 in the event of the enrollment of the first patient in the Company’s global trial during his interim term. On April 4, 2013, after the completion of the interim term, Dr. Ren was appointed Chief Executive Officer, and in connection therewith, entered into an agreement with the Company for an annual base salary of $300,000.

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OUTSTANDING EQUITY AWARDS — 2012

The following table includes certain information with respect to the value of all unexercised options previously awarded to the executive officers named above at the fiscal year ended December 31, 2012.

		Number of Securities
	Number of Securities	Underlying		Option	Option
	Underlying Unexercised	Unexercised		Exercise	Expiration
Name and Principal Position	Options Exercisable	Options Unexercisable		Price ($)	Date(1)

Ken K. Ren, Ph.D	75,000	75,000	(2)	$2.16	04/02/2022
Chief Executive Officer

Cynthia W. Hu, JD	9,090	—		$19.36	06/01/2016
COO, General Counsel & Secretary	2,727	—		$17.16	12/18/2016
	4,545	—		$13.75	12/24/2017
	15,000	—		$1.76	01/27/2019
	15,000	15,000	(3)	$6.17	01/05/2021
	25,000	75,000	(3)	$1.75	01/23/2022
	24,999	50,001	(4)	$1.985	08/15/2022

Sara B. Capitelli, CPA
Vice President, Finance &	5,000	5,000	(3)	$6.27	01/10/2021
Principal Accounting Officer	11,666	23,334	(4)	$1.985	08/15/2022

Carolyn F. Sidor, MD(5)	—	—		—	—
Former Vice President, Chief Medical Officer

(1)	The term of each option is ten years.
(2)	Options vest 50% after 6 months and the remaining 50% after 1 year. All options vested on April 2, 2013.
(3)	These options become exercisable in four equal annual installments beginning on the date of grant.
(4)	Options become exercisable 25% on date of grant and then in equal monthly installments over the next three years. Excludes 50,000 options and 20,000 options for Cynthia W. Hu and Sara B. Capitelli, respectively that vest upon achievement of certain performance-based conditions. Also, excludes 50,000 options and 20,000 options for Cynthia W. Hu and Sara B. Capitelli, respectively that vest upon achievement of certain market-based conditions.
(5)	Dr. Sidor resigned from the Company on May 23, 2012.

Change-In-Control Severance Agreements

The Company currently is a party to Change-in-Control Severance Agreements with Ken K. Ren, Cynthia W. Hu, and Sara B. Capitelli.

Each of the Change-in-Control Severance agreements with the officers listed above provides for certain benefits either upon an involuntary termination of employment, other than for cause, or resignation for “good reason,” upon a “Triggering Event.” The terms of the Change-in-Control Severance Agreement are substantially the same for all of our executive officers.

A Triggering Event includes a merger of the Company with and into an unaffiliated corporation if the Company is not the surviving corporation or the sale of all or substantially all of the Company’s assets. “Good reason” generally means any material diminution or change in salary, responsibilities or title; relocation to an office more than 50 miles from Company headquarters or office; failure to continue health benefits; a failure to pay deferred compensation due under any plan; or the failure to honor any material aspect of the employment agreement.

The benefits to be received by the executive officer whose employment is terminated after a Triggering Event occurs include: (i) receipt of a lump sum severance payment equal to the executive’s then current annual salary and the average of the two prior year’s bonuses; (ii) pro rata current year bonus; (iii) continuation of life, health and disability benefits for twelve months after the termination of employment and (iv) in accordance with the terms of such named executive officer’s option agreement, all outstanding options would accelerate and become immediately exercisable. The closing stock price of our common stock on December 31, 2012 was $1.38 per share.

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Employment Agreements

The Company is currently a party to employment agreements with Ken K. Ren, Cynthia W. Hu, Sara B. Capitelli and formerly with Carolyn F. Sidor. The terms of such agreements and the respective payments payable upon termination are set forth below.

Ken K. Ren, Chief Executive Officer

On April 2, 2012, in connection with his appointment as interim Chief Executive Officer, Dr. Ren received an annual base salary of $250,000 and was awarded an option to purchase 150,000 shares of common stock. The stock option vested 50% after 6 months and 100% after one year and is exercisable at an exercise price per share of $2.16, representing the closing price of our stock price on the Nasdaq Stock Market on April 2, 2012 the first day of employment. Dr. Ren was also eligible to receive a cash bonus in the amount of $50,000 in the event of the enrollment of the first patient in the Company’s global trial during his interim term.

On April 4, 2013, after having completed the interim one-year term, the Company appointed Dr. Ren as Chief Executive Officer and entered into an employment agreement with Dr. Ren. The term of the employment agreement is subject to automatic one-year extensions unless either party gives at least thirty days prior written notice not to extend.

The agreement provides for an annualized minimum base salary of $300,000, with incentive compensation if any at the discretion of the Board of Directors. The base salary will be reviewed at least annually in accordance with the Company’s customary practices for executives.

If the Company terminates Dr. Ren “without cause,” Dr. Ren will receive a severance benefit equal to six months of salary, payable in accordance with the Company’s customary pay practices, a pro-rata portion of any incentive compensation he would have been entitled to for that year, and continued insurance coverage for up to six months. Dr. Ren also may resign at any time for “good reason,” (which generally means any material diminution or change in salary, responsibilities or title; relocation to an office more than 50 miles from Company headquarters; failure to continue health benefits; a failure to pay deferred compensation due under any plan; or the failure to honor any material aspect of the employment agreement), by providing at least thirty days prior written notice. Resignation for “good reason” or non-extension of the term of her agreement will be deemed a termination without cause. In addition, if Dr. Ren’s employment is terminated upon disability or death, Dr. Ren or his estate will be entitled to receive a payment equal to six months salary plus a pro-rated amount of any incentive compensation she would have been entitled to for that year.

The employment agreement imposes confidentiality obligations and a 6-month non-compete (12 months in the event of a resignation for other than good reason) on Ms. Hu following termination of employment.

On April 4, 2013, the Company entered into a change-in-control agreement with Dr. Ren. See “Change-in-Control Severance Agreements” for information on change-in-control termination payments. These change-in-control severance payments will be made in lieu of the severance payments under the executive’s employment agreement.

Cynthia W. Hu, JD, Chief Operating Officer, General Counsel & Secretary

On June 1, 2006, the Company entered into an employment agreement with Cynthia W. Hu. The term of the employment agreement is subject to automatic one-year extensions unless either party gives at least thirty days prior written notice not to extend. On December 12, 2008, Ms. Hu was appointed the Company’s Chief Operating Officer.

The agreement provides for an annualized minimum base salary of $216,000, with incentive compensation targeted at 25% of base salary. The base salary will be reviewed at least annually in accordance with the Company’s customary practices for executives. Ms. Hu’s current base salary for fiscal 2012 is $300,000. In addition, upon the commencement of her employment, the Company granted Ms. Hu stock options to purchase 9,090 shares, vested as to 25% on the date of grant and vesting in 25% annual cumulative installments thereafter. All such options are currently vested and exercisable.

If the Company terminates Ms. Hu “without cause,” Ms. Hu will receive a severance benefit equal to six months of salary, payable in accordance with the Company’s customary pay practices, a pro-rata portion of any incentive compensation she would have been entitled to for that year, and continued insurance coverage for up to six months. Ms. Hu also may resign at any time for “good reason,” (which generally means any material diminution or change in salary, responsibilities or title; relocation to an office more than 50 miles from Company headquarters; failure to continue health benefits; a failure to pay deferred compensation due under any plan; or the failure to honor any material aspect of the employment agreement), by providing at least thirty days prior written notice. Resignation for “good reason” or non-extension of the term of her agreement will be deemed a termination without cause. In addition, if Ms. Hu’s employment is terminated upon disability or death, Ms. Hu or her estate will be entitled to receive a payment equal to six months salary plus a pro-rated amount of any incentive compensation she would have been entitled to for that year.

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The employment agreement imposes confidentiality obligations and a 6-month non-compete (12 months in the event of a resignation for other than good reason) on Ms. Hu following termination of employment.

On April 16, 2007, the Company entered into a change-in-control agreement with Ms. Hu. See “Change-in-Control Severance Agreements” for information on change-in-control termination payments. These change-in-control severance payments will be made in lieu of the severance payments under the executive’s employment agreement.

Sara B. Capitelli, CPA, Vice President, Finance and Principal Accounting Officer

On January 10, 2011, the Company entered into an employment agreement with Sara B. Capitelli. The term of the employment agreement is subject to automatic one-year extensions unless either party gives at least sixty days prior written notice not to extend.

The agreement provides for an annualized minimum base salary of $170,000, with incentive compensation targeted at 25% of base salary. The base salary will be reviewed at least annually in accordance with the Company’s customary practices for executives. Ms. Capitelli’s current base salary for fiscal 2012 is $175,100. In addition, upon the commencement of her employment, Ms. Capitelli received a signing bonus in the amount of $5,000 and the Company granted Ms. Capitelli stock options to purchase 10,000 shares, vested as to 25% on the date of grant and vesting in 25% annual cumulative installments thereafter. 7,500 of those options are currently vested and exercisable.

If the Company terminates Ms. Capitelli “without cause,” Ms. Capitelli will receive a severance benefit equal to six months of salary, payable in accordance with the Company’s customary pay practices, a pro-rata portion of any incentive compensation she would have been entitled to for that year, and continued insurance coverage for up to six months. Ms. Capitelli also may resign at any time for “good reason,” (which generally means any material diminution or change in salary, responsibilities or title; relocation to an office more than 50 miles from Company headquarters; failure to continue health benefits; a failure to pay deferred compensation due under any plan; or the failure to honor any material aspect of the employment agreement), by providing at least thirty days prior written notice. Resignation for “good reason” or non-extension of the term of her agreement will be deemed a termination without cause. In addition, if Ms. Capitelli’s employment is terminated upon disability or death, Ms. Capitelli or her estate will be entitled to receive a payment equal to six months salary plus a pro-rated amount of any incentive compensation she would have been entitled to for that year.

The employment agreement imposes confidentiality obligations and a 6-month non-compete (12 months in the event of a resignation for other than good reason) on Ms. Capitelli following termination of employment.

On January 10, 2011, the Company entered into a change-in-control agreement with Ms. Capitelli. See “Change-in-Control Severance Agreements” for information on change-in-control termination payments. These change-in-control severance payments will be made in lieu of the severance payments under the executive’s employment agreement.

Carolyn F. Sidor, MD, Former Vice President & Chief Medical Officer

As previously reported, on May 22, 2012, the Company and Dr. Sidor agreed to the termination of Dr. Sidor’s employment as the Company's Vice-President, Chief Medical Officer, effective May 23, 2012.  The termination was "without cause," as such term is defined in Dr. Sidor's employment agreement. Under that agreement, Dr. Sidor received severance benefit equal to six months of base salary payable in accordance with the Company’s customary pay practices and continued insurance coverage for up to six months.

The employment agreement imposes confidentiality obligations and a 12-month non-compete on Dr. Sidor following termination of employment.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Securities and Exchange Act (the “1934 Act”) requires the Company’s executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports filed by such reporting persons.

Based solely on our review of such forms furnished to the Company and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were timely made during fiscal 2012, with the exception that IDG-Accel China and affiliated entities does not appear to have filed either Forms 3 or 4 with respect to its beneficial ownership.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Any member of the Board who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

Other than as described this paragraph, in 2012, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of their immediate family had or will have a direct or indirect material interest. In connection with the Company’s January 2012 $10 million financing transaction approved by stockholders at the 2012 annual meeting, and prior to his appointment as Executive Chairman, the Company paid a 6% advisory fee, or $600,000, to Emerging Technology Partners LLC (“ETP”) for the successful completion of the financing. The Company’s Executive Chairman, Dr. Wei-Wu He, is general partner of ETP, and subsequent to the financing, was appointed Executive Chairman.

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PROPOSAL 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors recommends a vote FOR the ratification of the appointment of CohnReznick LLP (“CohnReznick”), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 (“fiscal 2013”). CohnReznick was appointed the Company’s registered public accounting firm on April 4, 2013 and has been engaged for the year ending December 31, 2013. CohnReznick has no direct or indirect financial interest in the Company.

Representatives of CohnReznick LLP, the Company’s independent registered public accounting firm for the 2012 fiscal year, are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

Although the Company is not required to submit the ratification of the selection of its independent registered public accounting firm to a vote of stockholders, the Audit Committee believes that it is good corporate governance and sound policy to do so. If the stockholders fail to ratify the appointment of CohnReznick LLP, the Audit Committee will reconsider whether or not to retain the firm. If the selection of independent registered public accounting firm is ratified, the Audit Committee, in its discretion, may nevertheless select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

Change in Independent Registered Public Accounting Firm

As previously reported, on October 30, 2012, the Audit Committee accepted the resignation of Reznick Group, P.C. (Reznick Group) as the Company’s independent registered public accounting firm and appointed CohnReznick LLP (Cohn) as the Company’s independent registered public accounting firm effective October 30, 2012.  The change in the Company’s independent registered public accounting firm was the result of a business combination between Reznick Group and J.H. Cohn, LLP (J.H. Cohn).  In connection with the business combination, J.H. Cohn legally changed its name to CohnReznick LLP.

Except for an explanatory paragraph in the reports of Reznick Group’s regarding the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2011 and 2010 which noted that there was substantial doubt as to the Company’s ability to continue as a going concern, the reports of Reznick Group on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2011 and 2010 and the subsequent interim period through October 30, 2012 (the “Relevant Periods”) (i) there were no disagreements with Reznick Group on any matter of accounting principles or practices, financial statement disclosure or auditing scope, or procedure, which disagreements, if not resolved to the satisfaction of Reznick Group, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished a copy of the above statements to Reznick Group and, in response to the Company’s request, Reznick Group furnished the Company with a letter addressed to the SEC stating whether or not it agreed with the above statements.  A copy of such letter to the SEC, dated November 1, 2012, was attached as Exhibit 16.1 to the Current Report on Form 8-K filed by the Company on November 1, 2012.

During the Relevant Periods, neither the Company, nor anyone on behalf of the Company, consulted with Cohn on any matter regarding:  (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that Cohn concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

Vote Required

The affirmative vote of a majority of the total votes cast by the stockholders present at the meeting, in person or by proxy, and entitled to vote on this proposal is necessary for approval of the ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the current year. If you submit a proxy without direction as to a vote on this matter, the proxy will be voted “FOR” this proposal. Abstentions will have the effect of a vote against this proposal. Broker non-votes will not be treated as votes cast and will have no effect on the outcome of the vote on this proposal.

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Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF COHNREZNICK, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013.

MATTERS CONCERNING OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table presents fees for professional audit services rendered by CohnReznick LLP (Cohn) for the audit of the Company’s annual financial statements for the year ended December 31, 2012 and fees for other services rendered by Cohn during that period, and for fees for professional audit services rendered by our former independent registered public accounting firm, Reznick Group, P.C. (Reznick Group) for the fiscal years 2012 and 2011.

	2012	2011
Audit fees	$167,000	$185,000
Audit-related fees	—	—
Tax fees	$18,000	$26,250
Total	$185,000	$211,250

Services rendered by Cohn (for fiscal year 2012) and Reznick Group (for fiscal year 2012 and 2011) in connection with fees presented above were as follows:

Audit Fees

The Company incurred from Cohn audit fees of $120,000 in fiscal 2012, covering professional services rendered for (1) the audit of the Company’s annual financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and (2) the review of the financial statements included in the Company’s quarterly reports on Form 10-Q for the third quarter of 2012. The Company incurred from Reznick Group audit fees of $40,000 in fiscal 2012, covering professional services rendered for the review of the financial statements included in the Company’s quarterly reports on Form 10-Q for the first two quarters of 2012.

The Company incurred from Reznick Group audit fees in fiscal 2012 of $7,000 related to SEC filings, including issuances of consents.

The Company incurred from Reznick Group audit fees of $185,000 in fiscal 2011, covering professional services rendered for (1) the audit of the Company’s annual financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and (2) the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for the first three quarters of 2011.

Audit-Related Fees

The Company did not incur audit-related fees in fiscal 2012 or 2011.

Tax Fees

The Company incurred from Cohn fees of $18,000 in fiscal 2012 related to tax compliance services, including preparation of tax returns.

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The Company incurred from Reznick fees of $26,250 in fiscal 2011 related to tax compliance services, including preparation of tax returns.

All Other Fees

The Company did not incur any other fees in fiscal 2012 or 2011.

The Audit Committee has considered the compatibility of non-audit services with the auditor’s independence. The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm in accordance with the Audit Committee’s pre-approval policy for audit and non-audit services.

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REPORT OF THE AUDIT COMMITTEE

The Board of Directors of the Company has appointed an Audit Committee composed of three directors, Messrs. Bush (chairman), Huang and Ms. Hunter-Cevera, each of whom is independent under NASDAQ listing standards, as applicable and as may be modified or supplemented.

The Board of Directors has adopted a written charter for the Audit Committee. A copy of that Charter is available on our website at www.entremed.com. The Audit Committee’s job is one of oversight as set forth in its Charter. It is not the duty of the Audit Committee to prepare the Company’s financial statements, to plan or conduct audits, or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company’s management is responsible for preparing the Company’s financial statements and for maintaining internal control. The independent registered public accounting firm is responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations, and cash flows to the Company in conformity with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements with management and with Cohn Reznick LLP, the Company’s independent registered public accounting firm for 2012.

The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, including internal control over financial reporting, and the overall quality of the Company’s financial reporting.

The Audit Committee has discussed with CohnReznick LLP the matters required to be discussed by Statement on Accounting Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee also has received and reviewed the written disclosures and the letter from CohnReznick LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Reznick Group, P.C.’s communications with the Audit Committee concerning independence and has discussed with CohnReznick LLP its independence.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC.

By the Audit Committee:

Dwight L. Bush, Chairman
James Huang
Jennie C. Hunter-Cevera, Ph.D

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GENERAL

Management of the Company does not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

The Company will bear the cost of preparing, printing, assembling, and mailing the proxy, Proxy Statement and other material that may be sent to stockholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at the request of the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies by telephone without additional compensation. The Company does not expect to pay any compensation for the solicitation of proxies.

EntreMed’s Annual Report on Form 10-K for the year ended December 31, 2012 (without exhibits), is being forwarded to each shareholder with this proxy statement. This Proxy Statement and our Annual Report are also available for reviewing, printing and downloading at www.entremed.com. The exhibits to the 10-K, which are listed on the Exhibit Index in Part IV of the Annual Report on Form 10-K, are available upon written request to the Company and upon payment of the nominal fees associated with copying and mailing such exhibits. All such requests should be directed to Investor Relations, EntreMed, Inc., 9620 Medical Center Drive, Suite 300, Rockville, Maryland 20850.

STOCKHOLDER PROPOSALS

The Annual Meeting of stockholders for the fiscal year ending December 31, 2013 is expected to be held in May 2014 (the “Next Annual Meeting”). Pursuant to the proxy rules, all proposals intended to be presented at the Next Annual Meeting must be received at the Company’s executive offices, which are located at 9620 Medical Center Drive, Suite 300, Rockville, Maryland 20850, Attention: Corporate Secretary, no later than January 9, 2014, to receive consideration for inclusion in the Proxy Statement and form of proxy related to that meeting.

Stockholders who do not wish to follow the SEC rules in proposing a matter for action at the 2014 annual meeting of stockholders must notify the Company in writing of the information required by our amended and restated bylaws dealing with stockholder proposals. The notice must be delivered to the Company’s Secretary not later than the close of business on March 10, 2014 nor earlier than February 9, 2014. As to all such matters which the Company does not have notice on or prior to that date, discretionary authority to vote on such proposal shall be granted to the persons designated in the Company’s proxy related to the Next Annual Meeting.

* * *

By Order of the Board of Directors,

Wei-Wu He, Ph.D
Executive Chairman

April 16, 2013

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APPENDIX A

ENTREMED, INC.

2011 LONG-TERM INCENTIVE PLAN

1.	PURPOSE AND TYPES OF AWARDS

The purpose of the 2011 Long-Term Incentive Plan (“Plan”) is to promote the long-term growth and profitability of the Corporation by: (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Corporation and (ii) enabling the Corporation to attract, retain and reward the best-available persons.

The Plan permits the granting of stock options (including incentive stock options qualifying under Code section 422 and nonqualified stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, or any combination of the foregoing.

2.	DEFINITIONS

Under this Plan, except where the context otherwise indicates, the following definitions apply:

(a)    “Administrator” shall have the meaning set forth in Section 3(a).

(b)    “Affiliate” means a corporation, partnership, business trust, limited liability company or other form of business organization at least a majority of the total combined voting power of all classes of stock or other equity interests of which is owned by the Corporation, either directly or indirectly, and any other entity designated by the Administrator in which the Corporation has a significant interest

(c)    “Award” shall mean a grant of a Stock Option, Stock Appreciation Right, Stock Award, Phantom Stock Award, or Performance Award.

(d)    “Board” shall mean the Board of Directors of the Corporation.

(e)    “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f)    “Common Stock” shall mean a share of common stock of the Corporation, $.01 par value.

(g)    “Corporation” shall mean EntreMed, Inc. and any successor thereto.

(h)    “Date of Exercise” shall mean the date on which the Corporation receives notice of the exercise of a Stock Option in accordance with Section 6(a)(iv).

(i)    “Date of Grant” shall mean the date on which an Award is granted under the Plan.

(j)    “Employee” shall mean any person who the Administrator determines to be an employee of the Corporation or an Affiliate.

(k)     “Exercise Price” shall mean the price per share at which a Stock Option may be exercised.

(l)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

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(m)    “Fair Market Value” of a share of the Corporation’s Common Stock for any purpose on a particular date shall mean the last reported sale price per share of Common Stock on such date or, in case no such sale takes place on such date, the average of the closing bid and asked prices in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ Stock Market or any other national securities exchange, or if the Common Stock is not so listed or admitted to trading, the average of the high bid and low asked prices, in the over-the-counter market, as reported by Nasdaq or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Administrator or by such other source or sources as shall be selected in good faith by the Administrator. If, as the case may be, the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term “trading day” shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange, any business day. In all events, Fair Market Value shall be determined pursuant to a method that complies with Section 409A of the Code.

(n)    “Grant Agreement” shall mean a written document memorializing the terms and conditions of an Award granted pursuant to the Plan and incorporating the terms of the Plan.

(o)    “Option Period” shall mean the period during which a Stock Option may be exercised.

(p)    “Participant” shall have the meaning set forth in Section 5.

(q)    “Parent” shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of “parent corporation” provided in Code section 424(e), or any successor thereto.

(r)    “Performance Award” shall mean a performance award granted pursuant to Section 6(e).

(s)    “Performance Goals” shall mean performance goals established by the Administrator which may be based on earnings (including earnings before interest, taxes, depreciation and amortization), earnings per share (including without limitation on a diluted basis), sales, revenues, expenses (including without limitation sales and general administrative expenses), cash flow (including without limitation free cash flow), economic value added, total stockholder return, return on assets, equity or invested capital, customer or client orders (value of new contracts awarded), regulatory compliance, satisfactory internal or external audits, achievement of balance sheet or income statement objectives, implementation or completion of one or more projects or transactions (including mergers, acquisitions, collaborations, partnerships, dispositions, and restructurings), working capital, or any other objective goals established by the Administrator, and which may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance goals may be particular to a Participant, or may be based on the performance of the Corporation, one or more Affiliates, or the Corporation and one or more Affiliates, and may cover such period as may be specified by the Administrator.

(t)    “Phantom Stock Unit” shall mean an Award of stock-equivalent units granted pursuant to Section 6(d).

(u)    “Section 422 Employee” shall mean an Employee who is employed by the Corporation or a Parent or Subsidiary with respect to the Corporation, including a Parent or Subsidiary that becomes such after adoption of the Plan.

(v)    “Stock Appreciation Right” or “SAR” shall mean a stock appreciation right granted pursuant to Section 6(b).

(w)    “Stock Award” shall mean shares of Common Stock granted pursuant to Section 6(c).

(x)    “Stock Option” shall mean an option to purchase shares of Common Stock granted pursuant to Section 6(a).

(y)    “Subsidiary” and “Subsidiaries” shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of “subsidiary corporation” provided in section 424(f) of the Code, or any successor thereto.

(z)    “Ten-Percent Stockholder” shall mean a Participant who (applying the rules of Code section 424(d)) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Parent or Subsidiary of the Corporation.

3.	ADMINISTRATION

(a)    Administration of the Plan. The Plan shall be administered by the Board or by such committee or committees as may be appointed by the Board from time to time (the Board, committee or committees hereinafter referred to as the “Administrator”). Notwithstanding the foregoing, the Administrator may delegate to the Chief Executive Officer of the Corporation the power to administer this Plan and have the full authority of the Administrator hereunder with respect to Awards granted to specified Participants or groups of Participants.

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(b)    Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

(c)    The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Administrator shall deem appropriate, including, but not limited to, whether a stock option shall be an incentive stock option or a nonqualified stock option, any exceptions to nontransferability, any Performance Goals applicable to Awards, any provisions relating to vesting, any circumstances in which the Awards would terminate, the period during which Awards may be exercised, and the period during which Awards shall be subject to restrictions; (v) accelerate, extend, or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award due to termination of any Participant’s employment or other relationship with the Corporation or an Affiliate; and (vi) establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period.

(d)    In making these determinations, the Administrator may take into account the nature of the services rendered or to be rendered by the Award recipients, their present and potential contributions to the success of the Corporation and its Affiliates, and such other factors as the Administrator in its discretion shall deem relevant. Subject to the provisions of the Plan, the Administrator shall have full power and authority, in its sole and absolute discretion, to administer and interpret the Plan and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable.

(e)    Non-Uniform Determinations. The Administrator’s determinations under the Plan (including, without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

(f)    Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

(g)    Effect of Administrator’s Decision. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its stockholders, any Participants and any other employee, consultant, or director of the Corporation, and their respective successors in interest.

4.	SHARES AVAILABLE FOR THE PLAN

(a)    Maximum Issuable Shares. Subject to adjustments as provided in Section 7(f), the shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of 4,230,000 shares of Common Stock. The Corporation shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 7(f). If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are surrendered to the Corporation in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), the shares subject to such Award and the surrendered shares shall thereafter be available for further Awards under the Plan.

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(b)    Maximum Awards. Subject to adjustments as provided in Section 7(f) and Section 7(g)(ii), the maximum number of shares of Common Stock subject to Awards of any combination that may be granted during any calendar year of the Corporation to any one individual under this Plan shall be limited to 1,300,000.

5.	PARTICIPATION

(a)    Participation in the Plan shall be open to all persons who are at the time of the grant of an Award (i) Employees (including persons who may become Employees), (ii) members of the Board or the board of directors of an Affiliate, or (iii) consultants of the Corporation or of any Affiliate, as may be selected by the Administrator from time to time (a “Participant”). A Participant who has been granted an Award may, if he or she is otherwise eligible, be granted additional Awards if the Administrator so determines.

6.	AWARDS

The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. All Awards shall be subject to the terms and conditions provided in the Grant Agreement.

(a)    Stock Options.

(i)        The Administrator may from time to time grant to eligible Participants Awards of incentive stock options (as that term is defined in Code section 422) or nonqualified stock options; provided, however, that Awards of incentive stock options shall be limited to Section 422 Employees. Stock Options must have an exercise price at least equal to Fair Market Value on the date of grant. Notwithstanding the foregoing, in the case of an incentive stock option granted to a Ten-Percent Stockholder, the exercise price must be at least equal to 110% of Fair Market Value.

(ii)       The Administrator shall determine the Option Period for a Stock Option, which shall be specifically set forth in the Grant Agreement, provided that a Stock Option shall not be exercisable after ten years (five years in the case of an incentive stock option granted to an Employee who on the Date of Grant is a Ten-Percent Stockholder) from its Date of Grant.

(iii)      Subject to the terms of the applicable Grant Agreement, a Stock Option may be exercised, in whole or in part, by delivering to the Corporation a notice of the exercise, in such form as the Administrator may prescribe, accompanied by (a) a full payment for the shares of Common Stock with respect to which the Stock Option is exercised or (b) to the extent provided in the applicable Grant Agreement, irrevocable instructions to a broker to deliver promptly to the Company cash equal to the exercise price of the Stock Option. To the extent provided in the applicable Grant Agreement, payment may be made by delivery (including constructive delivery) of shares of Common Stock (provided that such Shares, if acquired pursuant to an Option or other Award granted hereunder or under any other compensation plan maintained by the Corporation or any Affiliate, have been held by the Participant for such period, if any, as the Administrator may specify), valued at Fair Market Value on the Date of Exercise.

(iv)       To the extent provided in the terms of an Option, a Participant may direct the Corporation to withhold from the shares of Common Stock to be issued upon exercise of the Stock Option (or portion thereof) being exercised a number of shares of Common Stock having a Fair Market Value not in excess of the aggregate exercise price of the Stock Option (or portion thereof) being exercised, with payment of the balance of the exercise price being made pursuant to any one or more of the methods prescribed in Section 6(a)(iii) above.

(b)    Stock Appreciation Rights. The Administrator may from time to time grant to eligible Participants Awards of Stock Appreciation Rights. A SAR may be exercised in whole or in part as provided in the applicable Grant Agreement and entitles the Participant to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, multiplied by (ii) the number of shares covered by the SAR, or portion thereof, which is exercised. Payment by the Corporation of the amount receivable upon any exercise of a SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as specified in the Grant Agreement. If upon settlement of the exercise of a SAR a Participant is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

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(c)    Stock Awards. The Administrator may from time to time grant restricted or unrestricted stock Awards to eligible Participants in such amounts, on such terms and conditions (which terms and conditions may condition the vesting or payment of Stock Awards on the achievement of one or more Performance Goals), and for such considerations, including no consideration or such minimum consideration as may be required by law, as it shall determine.

(d)    Phantom Stock. The Administrator may from time to time grant Awards to eligible Participants of Phantom Stock Units in such amounts and on such terms and conditions as it shall determine, which terms and conditions may condition the vesting or payment of Phantom Stock on the achievement of one or more Performance Goals. Phantom Stock Units granted to a Participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Corporation’s assets. An Award of Phantom Stock Units may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as specified in the Grant Agreement. Except as otherwise provided in the applicable Grant Agreement, the Participant shall not have the rights of a stockholder with respect to any shares of Common Stock represented by a Phantom Stock Unit solely as a result of the grant of a Phantom Stock Unit to the Participant.

(e)    Performance Awards. The Administrator may, in its discretion, grant Performance Awards, which become payable on account of attainment of one or more Performance Goals established by the Administrator. Performance Awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as specified in the Grant Agreement. For purposes of Section 4(b) hereof, a Performance Award shall be deemed to cover a number of shares of Common Stock equal to the maximum number of shares of Common Stock that may be issued upon payment of the Award.

7.	MISCELLANEOUS

(a)    Investment Representations. The Administrator may require each person acquiring shares of Common Stock pursuant to Awards hereunder to represent to and agree with the Corporation in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer. All certificates for shares issued pursuant to the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or interdealer quotation system upon which the Common Stock is then quoted, and any applicable federal or state securities laws. The Administrator may place a legend or legends on any such certificates to make appropriate reference to such restrictions.

(b)    Compliance with Securities Law. Each Award shall be subject to the requirement that if, at any time, counsel to the Corporation shall determine that the listing, registration or qualification of the shares subject to such an Award upon any securities exchange or interdealer quotation system or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of nonpublic information or the satisfaction of any other condition is necessary in connection with the issuance or purchase of shares under such an Award, such Award may not be exercised, in whole or in part, unless such satisfaction of such condition shall have been effected on conditions acceptable to the Administrator. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

(c)    Withholding of Taxes. Participants and holders of Awards shall pay to the Corporation or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Corporation or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant or holder of an Award. In the event that payment to the Corporation or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes.

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(d)    Transferability. Except as otherwise determined by the Administrator or provided in a Grant Agreement, no Award granted under the Plan shall be transferable by a Participant except by will or the laws of descent and distribution. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, during the lifetime of the Participant, the Award may be exercised only by the Participant or, during the period the Participant is under a legal disability, by the Participant’s guardian or legal representative. Except as provided above, the Award may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

(e)    Capital Adjustments. In the event of any change in the outstanding Common Stock by reason of any stock dividend, split-up, stock split, recapitalization, reclassification, combination or exchange of shares, merger, consolidation, liquidation or the like, the Administrator shall provide for a substitution for or adjustment in (i) the number and class of shares of Common Stock subject to outstanding Awards, (ii) the exercise price of Stock Options and the base price upon which payments under SARs are determined, (iii) the aggregate number and class of shares of Common Stock for which Awards thereafter may be made under this Plan, (iv) the maximum number of shares of Common Stock with respect to which a Participant may be granted Awards during the period specified in Section 4(b) hereof.

(f)    Modification, Substitution of Awards.

(i)        Subject to the terms and conditions of this Plan, the Administrator may modify the terms of any outstanding Awards; provided, however, that (a) no modification of an Award shall, without the consent of the Participant, alter or impair any of the Participant’s rights or obligations under such Award and (b) subject to Section 7(f), in no event may (i) a Stock Option be modified to reduce the Exercise Price of the Stock Option or (ii) a Stock Option be cancelled or surrendered in consideration for the grant of a new Stock Option with a lower Exercise Price.

(ii)        Anything contained herein to the contrary notwithstanding, Awards may, at the discretion of the Administrator, be granted under this Plan in substitution for stock options and other awards covering capital stock of another corporation which is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the Corporation or one of its Affiliates. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Administrator may deem appropriate in order to conform, in whole or part, to the provisions of the awards in substitution for which they are granted. Such substitute Awards granted hereunder shall not be counted toward the limit imposed by Section 4(b) hereof, except to the extent it is determined by the Administrator that counting such Awards is required in order for Awards hereunder to be eligible to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code.

(iii)        Any provision of the Plan or any Grant Agreement to the contrary notwithstanding, in the event of (a) a merger or consolidation to which the Corporation is a party, or (b) a sale or exchange of all or substantially all of the Corporation’s Common Stock for cash, securities or other property, the Administrator shall take such actions, if any, as it deems necessary or appropriate to prevent the enlargement or diminishment of Participants’ rights under the Plan and Awards granted hereunder, and may, in its discretion, cause any Award granted hereunder to be canceled in consideration of a cash payment equal to the fair value of the canceled Award, as determined by the Administrator in its discretion. The fair value of a Stock Option shall be deemed to be equal to the product of (x) the number of shares of Common Stock the Stock Option covers (and has not previously been exercised) and (y) the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of cancellation over the Exercise Price of the Stock Option.

(g)    Foreign Employees. Without amendment of this Plan, the Administrator may grant Awards to Participants who are subject to the laws of foreign countries or jurisdictions on such terms and conditions different from those specified in this Plan as may in the judgment of the Administrator be necessary or desirable to foster and promote achievement of the purposes of this Plan. The Administrator may make such modifications, amendments, procedures, sub-plans and the like as may be necessary or advisable to comply with provisions of laws of other countries or jurisdictions in which the Corporation or any of its Affiliates operate or have employees.

(h)    Termination, Amendment and Modification of the Plan. The Board may amend, alter or terminate the Plan, or portion thereof, at any time, provided, however, that after the stockholders of the Corporation have approved the Plan, the Board shall not amend or terminate the Plan without approval of (a) the Corporation’s stockholders to the extent applicable law or regulations or the requirements of the principal exchange or interdealer quotation system on which the Common Stock is listed or quoted, if any, requires stockholder approval of the amendment or termination, and (b) each affected Participant if the amendment or termination would adversely affect the Participant’s rights or obligations under any Award granted prior to the date of the amendment or termination.

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(i)    Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement shall confer on an individual any legal or equitable right against the Corporation, any Affiliate or the Administrator, except as expressly provided in the Plan or the Grant Agreement. Nothing in the Plan or in any Grant Agreement thereunder shall (i) constitute inducement, consideration, or contract for employment or service between an individual and the Corporation or any Affiliate; (ii) confer any right on an individual to continue in the service of the Corporation or any Affiliate; or (iii) shall interfere in any way with the right of the Corporation or any Affiliate to terminate such service at any time with or without cause or notice, or to increase or decrease compensation for such service.

(j)    Other Employee Benefits. Except as to plans that by their terms include such amounts as compensation, the amount of any compensation deemed to be received by a Participant as a result of the exercise of an Award or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Administrator.

(k)    No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation and a Participant or any other person. To the extent that any Participant or other person acquires a right to receive payments from the Corporation pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

(l)    Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware without regard to its conflict of laws principles.

(m)   Effective Date, Termination Date. The Plan is effective as of April 13, 2011, the date on which the Plan was adopted by the Board, subject to the approval of the stockholders of the Corporation within twelve months of such effective date. No Award shall be granted under the Plan after the close of business on April 13, 2021. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

(n)    No Restrictions on Corporation. Neither the adoption of the Plan nor its submission to the Corporation’s stockholders shall be taken to impose any limitations on the powers of the Corporation or its Affiliates to issue, grant or assume options, warrants, rights, restricted stock or other awards otherwise than under the Plan, or to adopt other stock option, restricted stock, or other plans, or to impose any requirement of stockholder approval upon the same.

(o)    Creditors. The interests of any Participant under the Plan and/or any Award granted hereunder are not subject to the claims of creditors and may not, in any way, be transferred, assigned, alienated or encumbered except to the extent provided in an Agreement.

(p)    Stock Certificates.

(i)        The Corporation shall not be required to issue any certificate or certificates for shares of Common Stock with respect to Awards granted under the Plan, or record any person as a holder of record of such shares of Common Stock, without obtaining, to the complete satisfaction of the Administrator, the approval of all regulatory bodies the Administrator deems necessary, and without complying to the Board’s or Administrator’s complete satisfaction, with all rules and regulations under federal, state or local law the Administrator deems applicable.

(ii)        To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or automated dealer quotation system on which the shares of Common Stock are traded. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of any fractional shares of Common Stock or whether any fractional shares of Common Stock or any rights thereto shall be forfeited or otherwise eliminated.

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ANNUAL MEETING OF STOCKHOLDERS OF

ENTREMED, INC.

Thursday, May 30, 2013

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach and mail in the envelope provided.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ENTREMED, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THREE DIRECTORS, AND “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑

1.     Election of Three Directors:

☐ FOR NOMINEES	NOMINEES:

☐ WITHHOLD AUTHORITY	¡ Tak W. Mak, PhD – Term Expiring 2016
FOR NOMINEE(S)	¡ James Huang – Term Expiring 2016
¡ Y. Alexander Wu, PhD – Term Expiring 2014

To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

		FOR	AGAINST	ABSTAIN

2.	Approval of the amendment to the Company’s 2011 Long-Term Incentive Plan described in the accompanying proxy statement.	☐	☐	☐

3.	Ratification of the appointment of CohnReznick LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013.	☐	☐	☐

The shares of Common Stock represented by this proxy will be voted as directed. If no contrary instruction is given, the shares of Common Stock will be voted for the election of the director nominees, for the amendment to the 2011 Long-Term Incentive Plan and for the ratification of the appointment of CohnReznick LLP as the independent registered public accounting firm of the Company for fiscal year 2013.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.  Attendance of the undersigned at the meeting or at any adjournment or postponement thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Corporate Secretary of EntreMed, Inc. or shall vote in person at the meeting.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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ENTREMED, INC.

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Cynthia W. Hu and Sara B. Capitelli and each of them as proxy (each of whom shall have full power of substitution) to represent the undersigned at the Annual Meeting of Stockholders to be held at the Holiday Inn, Washingtonian Room, 2 Montgomery Village Avenue, Gaithersburg, MD 20879 on Thursday, May 30, 2013 at 10:00 a.m. and at any adjournment or postponement thereof, and to vote the shares of common stock the undersigned would be entitled to vote if personally present, as indicated on the reverse.

(Continued and to be signed on the reverse side)

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDERS MEETING TO BE HELD ON THURSDAY, MAY 30, 2013.

The proxy statement and annual report to stockholders are available at

www.entremed.com.

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